                                                                   EXHIBIT 10.15

                                                                  EXECUTION COPY
                                AMENDMENT NO. 2

                                      to

                      SECURED GUARANTEED CREDIT AGREEMENT

     THIS AMENDMENT NO. 2 (the "Amendment"), dated as of June 8, 1998 among
                                ---------
Ziff-Davis Inc. (the "Borrower"), the banks listed on the signature pages hereof
                      --------
(each a "Bank") and The Bank of New York, as Administrative Agent (the
         ----
"Administrative Agent"),
 --------------------


                             W I T N E S S E T H:

     WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to the Secured Guaranteed Credit Agreement dated as of May 4, 1998, as amended by Amendment No. 1, dated as of May 28, 1998 (as so amended, the "Credit
                                                                  ------
Agreement") (capitalized terms used and not otherwise defined herein shall have
---------
the meanings ascribed thereto in the Credit Agreement); and

     WHEREAS, the Borrower, the Banks and the Administrative Agent wish to amend the Credit Agreement as more fully set forth herein; and

     WHEREAS, such amendment shall be of benefit, either directly or indirectly, to the Borrower;

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Amendment. Upon and after the Amendment Effective Date (as defined in
          ---------
Section 4 hereof) the aggregate amount of the Term B Commitments (including the aggregate Term B Commitments in effect on the Agreement Date) shall be increased to $500,000,000, the aggregate amount of the RC Commitments shall be reduced to $400,000,000, and Annex A to the Credit Agreement shall be restated in its
                  -------
entirety as set forth as Annex A hereto.
                         -------

     2.   Funding of Term B Loans; Purchase and Sale of Loans. On the Amendment
          ---------------------------------------------------
Effective Date (as defined in Section 4 hereof), (a) each Bank agrees to make, upon the terms and subject to the conditions of the Credit Agreement, a Term B Loan to the Borrower in an amount equal to the difference between such Bank's Term B Commitment (as set forth on Annex A hereto) and such Bank's Term B Loans
                                   -------
outstanding on such date and (b) the Banks shall effect such purchases and sales of such Term A Loans, Term B Loans and RC Loans as the Administrative Agent shall specify such that the applicable Loans of each Bank outstanding as of such date shall equal such Bank's pro rata share of the aggregate applicable Loans outstanding based on such Bank's Term A Commitment, Term B Commitment and RC Commitment as set forth on Annex A hereto, as the case may be.
             -------

     3.   Representations and Warranties. In order to induce the Administrative
          ------------------------------
Agent and the Banks to agree to the amendments to the Credit Agreement set forth herein, the Borrower hereby represents and warrants that the Borrower and each Guarantor has the power, and has taken all necessary action (including any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with their respective terms, this Amendment and the Credit Agreement as amended by this Amendment. This Amendment has been duly executed and delivered by the duly authorized officers of the Borrower and each
Guarantor and is, and the Credit Agreement as amended thereby is, the legal, valid and binding obligation of the Borrower and each Guarantor enforceable in accordance with its terms, except as enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance in accordance with their terms by the Borrower and each Guarantor of this Amendment and the Credit Agreement as amended by this Amendment, do not and (absent any change in any Applicable Law or applicable Contract) will not (a) require any Governmental Approval, Governmental Registration or any other consent or approval, including any consent or approval of the stockholders of the Borrower or any Guarantor, other than Governmental Approvals, Governmental Registration and other consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack, are in full force and effect and, in the case of any such consents or approvals required under any Applicable Law or Contract as in effect on the Effective Date, are listed on Schedule 3.03 to the Credit Agreement or (b)
                              -------------
violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien upon any assets of the Borrower or any Affiliate under (i) any Contract to which the Borrower or any Affiliate is a party or by which the Borrower or any Affiliate or any of their respective properties may be bound or (ii) any Applicable Law.

     4.   Effectiveness. This Amendment shall become effective as of the date
          -------------
first referenced above on the date (the "Amendment Effective Date") on which the
                                         ------------------------
Administrative Agent shall have received this Amendment executed and delivered by the Borrower, the Administrative Agent and each Bank.

     5.   Payment of Expenses. The Borrower hereby agrees to pay all reasonable
          --------------------
costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documents or instruments which may be delivered in connection herewith.

     6.   Counterparts. This Amendment may be executed in counterparts and by
          ------------
different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

     7.   Ratification. The Credit Agreement, as amended by this Amendment, is
          ------------
and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

     8.   Governing Law. The rights and duties of the Borrower, the Banks and
          -------------
the Administrative Agent under this Amendment shall, in accordance with New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

     9.   Reference to Agreement. From and after the Amendment Effective Date,
          ----------------------
each reference in the Credit Agreement to "this Agreement," "hereof," "hereunder" or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the Credit Agreement as modified and amended by this Amendment.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

                                                ZIFF-DAVIS INC.


                                                By: /s/ Thomas L. Wright
                                                   ----------------------------
                                                  Name: Thomas L. Wright
                                                  Title: Vice President and
                                                          Treasurer

                                                THE BANK OF NEW YORK,
                                                 as Administrative Agent,
                                                 Issuing Bank, Swing Line Bank
                                                 and a Bank

                                                By: /s/ Brendan T. Nedzi
                                                   ----------------------------
                                                  Name: Brendan T. Nedzi
                                                  Title: Senior Vice President

                                                MORGAN STANLEY SENIOR FUNDING,
                                                 INC., as a Bank


                                                By: /s/ Morgan Stanley Senior
                                                         Funding, Inc.
                                                   ----------------------------
                                                  Name:
                                                  Title:


                                                THE CHASE MANHATTAN BANK, as a
                                                 Bank


                                                By: /s/ John P. Haltmaier
                                                   ----------------------------
                                                  Name: John P. Haltmaier
                                                  Title: Vice President


                                                DLJ CAPITAL FUNDING, INC., as a
                                                 Bank


                                                By: /s/ Harold J. Philipps
                                                   ----------------------------
                                                  Name: Harold J. Philipps
                                                  Title: Managing Director

                                           BANK OF AMERICA NT&SA, as a Bank


                                           By: /s/ Carl F. Salas
                                              ---------------------------------
                                             Name: Carl F. Salas
                                             Title: Vice President


                                           CREDIT SUISSE FIRST BOSTON, as a Bank

                                           By: /s/ Judith E. Smith
                                              ---------------------------------
                                             Name: Judith E. Smith
                                             Title: Director


                                           By: /s/ Todd C. Morgan
                                              ---------------------------------
                                             Name: Todd C. Morgan
                                             Title: Director


                                           FIRST UNION NATIONAL BANK, as a Bank

                                           By: /s/ Mark M. Harden
                                              ---------------------------------
                                             Name: Mark M. Harden
                                             Title: Senior Vice President


                                           MELLON BANK, N.A., as a Bank

                                           By: /s/ David McGowan
                                              ---------------------------------
                                             Name: David McGowan
                                             Title: Vice President

                                     MERITA BANK LTD, New York Branch, as a Bank

                                     By: /s/ Frank Maffei
                                        ----------------------------------------
                                       Name: Frank Maffei
                                       Title: Vice President


                                     By: /s/ Clifford Abramsky
                                        ----------------------------------------
                                       Name: Clifford Abramsky
                                       Title: Vice President



                                     PNC BANK, NATIONAL ASSOCIATION, as a Bank


                                     By: /s/ Steffen W. Crowther
                                        ----------------------------------------
                                       Name: Steffen W. Crowther
                                       Title: Vice President


                                     BANK LEUMI USA, as a Bank


                                     By: /s/ Gloria Bucher
                                        ----------------------------------------
                                       Name: Gloria Bucher
                                       Title: First Vice President


                                     THE BANK OF NOVA SCOTIA, as a Bank


                                     By: /s/ Vincent J. Fitzgerald, Jr.
                                        ----------------------------------------
                                       Name: Vincent J. Fitzgerald, Jr.
                                       Title: Authorized Signatory

                             BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as a Bank


                             By: /s/ Emile Elnems
                                ------------------------------------------------
                               Name: Emile Elnems
                               Title: Assistant Vice President


                             CRESTAR BANK, as a Bank


                             By: /s/ La Tarnya B. Mason
                                ------------------------------------------------
                               Name: La Tarnya B. Mason
                               Title: Assistant Vice President


                             KEY CORPORATE CAPITAL INC., as a Bank


                             By: /s/ Michael Stark
                                ------------------------------------------------
                               Name: Michael Stark
                               Title: Assistant Vice President


                             USTRUST, as a Bank


                             By: /s/ Thomas F. Nacina
                                ------------------------------------------------
                               Name: Thomas F. Nacina
                               Title: Vice President


                             MITSUBISHI TRUST AND BANKING CORPORATION, as a Bank


                             By: /s/ Toshihiro Hayashi
                                ------------------------------------------------
                               Name: Toshihiro Hayashi
                               Title: Senior Vice President

                                        ABN AMRO, as a Bank


                                        By: /s/ Frances O. Logan
                                           -----------------------------------
                                           Name: Frances O. Logan
                                           Title: Group Vice President


                                        By: /s/ David Carrington
                                           -----------------------------------
                                           Name: David Carrington
                                           Title: Vice President


                                        THE LONG TERM CREDIT BANK OF JAPAN,
                                         LTD., as a Bank


                                        By: /s/ Yutaka Teral
                                           -----------------------------------
                                           Name: Yutaka Teral
                                           Title: General Manager


                                        NORTHERN LIFE INSURANCE COMPANY,
                                         as a Bank


                                        By: /s/ James V. Wittich
                                           -----------------------------------
                                           Name: James V. Wittich
                                           Title: Assistant Treasurer

                                        RELIASTAR LIFE INSURANCE COMPANY,
                                         as a Bank


                                        By: /s/ James V. Wittich
                                           -----------------------------------
                                           Name: James V. Wittich
                                           Title: Authorized Representative

                                   SECURITY CONNECTICUT LIFE INSURANCE
                                     COMPANY, as a Bank


                                   By: /s/ James V. Wittich
                                      -----------------------------------
                                      Name: James V. Wittich
                                      Title: Assistant Treasurer


                                   RELIASTAR UNITED SERVICES LIFE
                                     INSURANCE COMPANY, as a Bank


                                   By: /s/ James V. Wittich
                                      -----------------------------------
                                      Name: James V. Wittich
                                      Title: Assistant Treasurer


                                   GENERAL ELECTRIC CAPITAL CORP., as a
                                     Bank


                                   By: /s/ Holly Kaczmarczyk
                                      -----------------------------------
                                      Name: Holly Kaczmarczyk
                                      Title: Duly Authorized Signatory


                                   BANKBOSTON, N.A., as a Bank


                                   By: /s/ Daniel M. Kortick
                                      -----------------------------------
                                      Name: Daniel M. Kortick
                                      Title: Director

                                    ANNEX A

                  BANKS, LENDING OFFICES AND NOTICE ADDRESSES

Banks, Lending Offices
and Notice Addresses        Term A Commitment  Term B Commitment   RC Commitment
--------------------        -----------------  -----------------   -------------
THE BANK OF NEW YORK         $49,680,308.46     $148,121,445.61   $44,160,271.25

Domestic Lending Office:

     The Bank of New York
     One Wall Street
     New York, NY 10286

Eurodollar Lending Office:

     The Bank of New York
     One Wall Street
     New York, NY 10286

Notice Address:

     The Bank of New York
     One Wall Street
     New York, NY 10286

          Telecopy No.:  (212) 635-8593/8595
          Telephone No.: (212) 635-8628
          Attention:     Mr. Brendan T. Nedzi

Banks, Lending Offices
and Notice Addresses       Term A Commitment  Term B Commitment  RC Commitment
--------------------       -----------------  -----------------  -------------
MORGAN STANLEY SENIOR
 FUNDING, INC.              $49,680,308.46    $148,121,445.61   $44,160,271.25


Domestic Lending Office:

     Morgan Stanley Senior Funding, Inc.
     1585 Broadway
     New York, NY 10036

Eurodollar Lending Office:

     Morgan Stanley Senior Funding, Inc.
     1585 Broadway
     New York, NY 10036

Notice Address:

     Morgan Stanley Senior Funding, Inc.
     1585 Broadway
     New York, NY 10036

          Telecopy No.:  (212) 761-0592
          Telephone No.: (212) 761-4866
          Attention:     Mr. James Morgan

          and

          Telecopy No.:  (212) 761-3932
          Telephone No.: (212) 761-4000
          Attention:     Mr. Henry D'Alessandro

Banks, Lending Offices
and Notice Addresses           Term A Commitment        Term B Commitment     RC Commitment
--------------------           -----------------        -----------------     -------------
THE CHASE MANHATTAN BANK       $48,260,869.14           $101,878,554.39       $42,898,551.15

Domestic Lending Office:

      The Chase Manhattan Bank
      270 Park Avenue, 5/th/ Floor
      New York, NY 10017

Eurodollar Lending Office:

      The Chase Manhattan Bank
      270 Park Avenue, 5/th/ Floor
      New York, NY 10017

Notice Address:

      The Chase Manhattan Bank
      270 Park Avenue, 5/th/ Floor
      New York, NY 10017

            Telecopy No:  (212) 270-4164
            Telephone NO: (212) 270-1786
            Attention:    Ms. Joan Fitzgibbon

Banks, Lending Offices
and Notice Addresses               Term A Commitment   Term B Commitment   RC Commitment
--------------------               -----------------   -----------------   -------------
DLJ CAPITAL FUNDING, INC.           $48,260,869.14      $101,878,554.39    $42,898,551.15

Domestic Lending Office:

     DLJ Capital Funding, Inc.
     277 Park Avenue, 17th Floor
     New York, NY 10172

Eurodollar Lending Office:

     DLJ Capital Funding, Inc.
     277 Park Avenue, 17th Floor
     New York, NY 10172

Notice Address:

     DLJ Capital Funding, Inc.
     277 Park Avenue, 17th Floor
     New York, NY 10172

          Telecopy No.:  (212)892-7542
          Telephone No.: (212)892-3292
          Attention:     Mr. Gene Martin

Banks, Lending Offices
and Notice Addresses               Term A Commitment   Term B Commitment   RC Commitment
--------------------               -----------------   -----------------   -------------
BANK OF AMERICA, NT&SA               $23,823,529.20           $0           $21,176,470.80

Domestic Lending Office:

     Bank of America NT&SA
     335 Madison Avenue, 5th Floor
     New York, NY 10017

Eurodollar Lending Office:

     Bank of America NT&SA
     335 Madison Avenue, 5th Floor
     New York, NY 10017

Notice Address:

     Bank of America NT&SA
     335 Madison Avenue, 5th Floor
     New York, NY 10017

          Telecopy No.:  (212)503-7173
          Telephone No.: (212)503-8425
          Attention:     Carl Salas

Banks, Lending Offices
and Notice Addresses         Term A Commitment  Term B Commitment  RC Commitment
--------------------         -----------------  -----------------  -------------


CREDIT SUISSE FIRST BOSTON       $7,941,176.40              $0     $7,058,823.60


Domestic Lending Office:

     Credit Suisse First Boston
     Eleven Madison Avenue, 20/th/ Floor
     New York, NY 10010-3629

Eurodollar Lending Office:

     Credit Suisse First Boston
     Eleven Madison Avenue, 20/th/ Floor
     New York, NY 10010-3629

Notice Address:

     Credit Suisse First Boston
     Eleven Madison Avenue, 20/th/ Floor
     New York, NY 10010-3629

          Telecopy No.:  (212) 325-8314
          Telephone No.: (212) 325-0785
          Attention:     Guy Baron


Banks, Lending Offices
and Notice Addresses               Term A Commitment             Term B Commitment             RC Commitment
--------------------               -----------------             -----------------             -------------
FIRST UNION NATIONAL BANK               $13,235,294.00                     $0                  $11,764,706.00


Domestic Lending Office:

     First Union National Bank
     One First Union Center
     301 College Street - DC 5
     Charlotte, NC 28288-0735


Eurodollar Lending Office:

     First Union National Bank
     One First Union Center
     301 College Street - DC 5
     Charlotte, NC 28288-0735


Notice Address:


     First Union National Bank
     One First Union Center
     301 College Street - DC 5
     Charlotte, NC 28288-0735

          Telecopy No.:  (704) 374-4092
          Telephone No.: (704) 383-0311
          Attention:     Russ Herakovich

Banks, Lending Offices
and Notice Addresses       Term A Commitment  Term B Commitment  RC Commitment
--------------------       -----------------  -----------------  -------------


MELLON BANK, N.A.             $23,823,529.20              $0     $21,176,470.80


Domestic Lending Office:

     Mellon Bank, N.A.
     One Mellon Bank Center
     Pittsburgh, PA 15258-0001

Eurodollar Lending Office:

     Mellon Bank, N.A.
     One Mellon Bank Center
     Pittsburgh, PA 15258-0001

Notice Address:

     Mellon Bank, N.A.
     One Mellon Bank Center
     Pittsburgh, PA 15258-0001

          Telecopy No.:  (412) 234-6375
          Telephone No.: (412) 236-2790
          Attention:     Jennifer Livengood

Banks, Lending Offices
and Notice Addresses       Term A Commitment  Term B Commitment  RC Commitment
--------------------       -----------------  -----------------  -------------


MERITA BANK LTD,
 NEW YORK BRANCH             $13,235,294.00           $0         $11,764,706.00

Domestic Lending Office:

     Merita Bank Ltd, New York Branch
     437 Madison Avenue
     New York, NY 10022

Eurodollar Lending Office:

     Merita Bank Ltd, New York Branch
     437 Madison Avenue
     New York, NY 10022

Notice Address:

     Merita Bank Ltd, New York Branch
     437 Madison Avenue
     New York, NY 10022

          Telecopy No.:  (212) 318-9318
          Telephone No.: (212) 318-9561
          Attention:     Frank Maffei

Banks, Lending Offices
and Notice Addresses       Term A Commitment  Term B Commitment  RC Commitment
--------------------       -----------------  -----------------  -------------


MITSUBISHI TRUST AND
 BANKING CORPORATION          $13,235,294.00              $0     $11,764,706.00

Domestic Lending Office:

     Mitsubishi Trust and Banking Corporation
     520 Madison Avenue
     New York, NY 10022

Eurodollar Lending Office:

     Mitsubishi Trust and Banking Corporation
     520 Madison Avenue
     New York, NY 10022

Notice Address:

     Mitsubishi Trust and Banking Corporation
     520 Madison Avenue
     New York, NY 10022

          Telecopy No.:  (212) 755-2349
          Telephone No.: (212) 891-8383
          Attention:     Bea Kossodo

Banks, Lending Offices
and Notice Addresses                           Term A Commitment   Term B Commitment   RC Commitment
----------------------                         -----------------   -----------------   -------------
PNC BANK, NATIONAL
 ASSOCIATION                                   $23,823,529.20      $     0             $21,176,470.80

Domestic Lending Office:

     PNC Bank, National Association
     1600 Market Street, 21/st/ Floor
     Philadelphia, PA 19103

Eurodollar Lending Office:

     PNC Bank, National Association
     1600 Market Street, 21/st/ Floor
     Philadelphia, PA 19103

Notice Address:

     PNC Bank, National Association
     1600 Market Street, 21/st/ Floor
     Philadelphia, PA 19103

          Telecopy No.:  (215) 585-6680
          Telephone No.: (215) 585-6376
          Attention:     Steffen Crowther

Banks, Lending Offices
and Notice Addresses                           Term A Commitment   Term B Commitment   RC Commitment
----------------------                         -----------------   -----------------   -------------
ABN AMRO                                       $23,823,529.20      $     0             $21,176,470.80

Domestic Lending Office:

     ABN Amro
     500 Park Avenue
     New York, NY 10022

Eurodollar Lending Office:

     ABN Amro
     500 Park Avenue
     New York, NY 10022

Notice Address:

     ABN Amro
     500 Park Avenue
     New York, NY 10022

          Telecopy No.:  (212) 446-4203
          Telephone No.: (212) 446-4158
          Attention:     Laura Fazio

Banks, Lending Offices
and Notice Addresses             Term A Commitment       Term B Commitment   RC Commitment
--------------------             -----------------       -----------------   -------------
BANK LEUMI USA                   $7,941,176.40                      $0       $7,058,823.60

Domestic Lending Office:

     Bank Leumi USA
     579 Fifth Avenue
     New York, NY 10017

Eurodollar Lending Office:

     Bank Leumi USA
     579 Fifth Avenue
     New York, NY 10017

Notice Address:

     Bank Leumi USA
     579 Fifth Avenue
     New York, NY 10017

           Telecopy No.:  (212) 407-4317
           Telephone No.: (212) 407-4313
           Attention:     Gloria Bucher

Banks, Lending Offices
and Notice Addresses               Term A Commitment   Term B Commitment   RC Commitment
--------------------               -----------------   -----------------   -------------
THE BANK OF NOVA SCOTIA              $13,235,294.00           $0           $11,764,706.00


Domestic Lending Office:

     The Bank of Nova Scotia
     One Liberty Plaza, 26/th/ Floor
     New York, NY 10006

Eurodollar Lending Office:

     The Bank of Nova Scotia
     One Liberty Plaza, 26/th/ Floor
     New York, NY 10006

Notice Address:

     The Bank of Nova Scotia
     One Liberty Plaza, 26/th/ Floor
     New York, NY 10006

          Telecopy No.:  (212)225-5090
          Telephone No.: (212)225-5639
          Attention:     Stuart Malakoff

Banks, Lending Offices
and Notice Addresses               Term A Commitment   Term B Commitment   RC Commitment
--------------------               -----------------   -----------------   -------------
BANK OF TOKYO -
MITSUBISHI TRUST
COMPANY                              $13,235,294.00            $0          $11,764,706.00


Domestic Lending Office:

     Bank of Tokyo - Mitsubishi Trust Company
     1251 Avenue of the Americas, 12/th/ Floor
     New York, NY 10020-1104

Eurodollar Lending Office:

     Bank of Tokyo - Mitsubishi Trust Company
     1251 Avenue of the Americas, 12/th/ Floor
     New York, NY 10020-1104

Notice Address:

     Bank of Tokyo - Mitsubishi Trust Company
     1251 Avenue of the Americas, 12/th/ Floor
     New York, NY 10020-1104

          Telecopy No.:  (212)782-4935
          Telephone No.: (212)782-4310
          Attention:     Emile Elnems

Banks, Lending Offices
and Notice Addresses               Term A Commitment   Term B Commitment   RC Commitment
--------------------               -----------------   -----------------   -------------
CRESTAR BANK                          $7,941,176.40            $0          $7,058,823.60


Domestic Lending Office:

     Crestar Bank
     919 East Main Street
     Richmond, VA 23219

Eurodollar Lending Office:

     Crestar Bank
     919 East Main Street
     Richmond, VA 23219

Notice Address:

     Crestar Bank
     919 East Main Street
     Richmond, VA 23219

          Telecopy No.:  (804)782-5413
          Telephone No.: (804)782-5833
          Attention:     Tom Palmer

Banks, Lending Offices
and Notice Addresses                    Term A Commitment                  Term B Commitment                  RC Commitment
--------------------                    -----------------                  -----------------                  -------------
KEY CORPORATE CAPITAL
 INC.                                   $13,235,294.00                                    $0                  $11,764,706.00


Domestic Lending Office:

     Key Corporate Capital Inc.
     Mailcode OH-01-27-0602
     127 Public Square
     Cleveland, OH 44114

Eurodollar Lending Office:

     Key Corporate Capital Inc.
     Mailcode OH-01-27-0602
     127 Public Square
     Cleveland, OH 44114

Notice Address:

     Key Corporate Capital Inc.
     Mailcode OH-01-27-0602
     127 Public Square
     Cleveland, OH 44114

          Telecopy No:  (216) 689-4666
          Telephone No: (216) 689-4447
          Attention:    Mike Stark

Banks, Lending Offices
and Notice Addresses               Term A Commitment             Term B Commitment             RC Commitment
--------------------               -----------------             -----------------             -------------

LONG TERM CREDIT BANK
 OF JAPAN, LTD.                         $7,941,176.40                      $0                  $7,058,823.60

Domestic Lending Office:

     Long Term Credit Bank of Japan, Ltd.
     165 Broadway
     New York, NY 10006

Eurodollar Lending Office:

     Long Term Credit Bank of Japan, Ltd.
     165 Broadway
     New York, NY 10006

Notice Address:

     Long Term Credit Bank of Japan, Ltd.
     165 Broadway
     New York, NY 10006

          Telecopy No:  (212) 608-2371
          Telephone No: (212) 336-4453
          Attention:    Hisao Inagawa

Banks, Lending Offices
and Notice Addresses                           Term A Commitment   Term B Commitment   RC Commitment
----------------------                         -----------------   -----------------   -------------
NORTHERN LIFE INSURANCE
 COMPANY                                       $  557,275.50       $     0             $4,705,882.40

Domestic Lending Office:

     c/o Reliastar Investment Research, Inc.
     1000 Washington Avenue South, Suite 800
     Minneapolis, MN 55401-2121

Eurodollar Lending Office:

     c/o Reliastar Investment Research, Inc.
     1000 Washington Avenue South, Suite 800
     Minneapolis, MN 55401-2121

Notice Address:

     c/o Reliastar Investment Research, Inc.
     1000 Washington Avenue South, Suite 800
     Minneapolis, MN 55401-2121

          Telecopy No.:  (612) 372-5368
          Telephone No.: (612) 372-5258
          Attention:     Tim Warrick

Banks, Lending Offices
and Notice Addresses        Term A Commitment   Term B Commitment   RC Commitment
--------------------        -----------------   -----------------   -------------
RELIASTAR LIFE INSURANCE
 COMPANY                     $1,900,000.00               $0               $0


Domestic Lending Office:

     c/o Reliastar Investment Research, Inc.
     1000 Washington Avenue South, Suite 800
     Minneapolis, MN 55401-2121

Eurodollar Lending Office:

     c/o Reliastar Investment Research, Inc.
     1000 Washington Avenue South, Suite 800
     Minneapolis, MN 55401-2121

Notice Address:

     c/o Reliastar Investment Research, Inc.
     1000 Washington Avenue South, Suite 800
     Minneapolis, MN 55401-2121

          Telecopy No.:  (612) 372-5368
          Telephone No.: (612) 372-5258
          Attention:     Tim Warrick

Banks, Lending Offices
and Notice Addresses        Term A Commitment   Term B Commitment   RC Commitment
--------------------        -----------------   -----------------   -------------
RELIASTAR UNITED SERVICES
 LIFE INSURANCE COMPANY      $1,886,842.10               $0               $0


Domestic Lending Office:

     c/o Reliastar Investment Research, Inc.
     1000 Washington Avenue South, Suite 800
     Minneapolis, MN 55401-2121

Eurodollar Lending Office:

     c/o Reliastar Investment Research, Inc.
     1000 Washington Avenue South, Suite 800
     Minneapolis, MN 55401-2121

Notice Address:

     c/o Reliastar Investment Research, Inc.
     1000 Washington Avenue South, Suite 800
     Minneapolis, MN 55401-2121

          Telecopy No.:  (612) 372-5368
          Telephone No.: (612) 372-5258
          Attention:     Tim Warrick

Banks, Lending Offices
and Notice Addresses               Term A Commitment             Term B Commitment             RC Commitment
--------------------               -----------------             -----------------             -------------
SECURITY CONNECTICUT
 LIFE INSURANCE COMPANY               $950,000.00                       $0                          $0


Domestic Lending Office:

     c/o Reliastar Investment Research, Inc.
     1000 Washington Avenue South, Suite 800
     Minneapolis, MN 55401-2121

Eurodollar Lending Office:

     c/o Reliastar Investment Research, Inc.
     1000 Washington Avenue South, Suite 800
     Minneapolis, MN 55401-2121

Notice Address:

     c/o Reliastar Investment Research, Inc.
     1000 Washington Avenue South, Suite 800
     Minneapolis, MN 55401-2121

          Telecopy No.:  (612) 372-5368
          Telephone No.: (612) 372-5258
          Attention:     Tim Warrick

Banks, Lending Offices
and Notice Addresses       Term A Commitment  Term B Commitment  RC Commitment
--------------------       -----------------  -----------------  -------------


USTRUST                        $7,941,176.40              $0     $7,058,823.60


Domestic Lending Office:

     USTrust
     40 Court Street
     Boston, MA 02108

Eurodollar Lending Office:

     USTrust
     40 Court Street
     Boston, MA 02108

Notice Address:

     USTrust
     40 Court Street
     Boston, MA 02108

          Telecopy No.:  (617) 695-4185
          Telephone No.: (617) 726-7356
          Attention:     Tony Wilson

Banks, Lending Offices
and Notice Addresses        Term A Commitment  Term B Commitment  RC Commitment
----------------------      -----------------  -----------------  --------------

GENERAL ELECTRIC
CAPITAL CORP.               $ 13,235,294.00         $0            $11,764,706.00


Domestic Lending Office:

     General Electric Capital Corporation
     3379 Peachtree Road, N.E., Suite 600
     Atlanta, GA 30326

Euordollar Lending Office:

     General Electric Capital Corporation
     3379 Peachtree Road, N.E., Suite 600
     Atlanta, GA 30326

Notice Address:

     General Electric Capital Corporation
     3379 Peachtree Road, N.E., Suite 600
     Atlanta, GA 30326

          Telecopy No.:  (404) 842-1533
          Telephone No.: (404) 814-2604
          Attention:     Holly Kaczmarcyk

Banks, Lending Offices
and Notice Addresses       Term A Commitment  Term B Commitment  RC Commitment
--------------------       -----------------  -----------------  -------------


BANKBOSTON, N.A.              $21,176,470.40              $0    $18,823,529.60


Domestic Lending Office:

     BankBoston, N.A.
     100 Federal Street
     Mail Drop 010808
     Boston, MA 02110

Eurodollar Lending Office:

     BankBoston, N.A.
     100 Federal Street
     Mail Drop 010808
     Boston, MA 02110

Notice Address:

     BankBoston, N.A.
     100 Federal Street
     Mail Drop 010808
     Boston, MA 02110

          Telecopy No.:  (617) 434-3401
          Telephone No.: (617) 434-6757
          Attention:     Dan Kortick